UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2026

Sonida Senior Living, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-13445	75-2678809
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14755 Preston Road Suite 810 Dallas, Texas	75254
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 770-5600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SNDA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

INTRODUCTORY NOTE

As previously announced, on November 4, 2025, Sonida Senior Living, Inc., a Delaware corporation (the “Company” or “SNDA”), SSL Sparti LLC, a Delaware limited liability company and a wholly owned subsidiary of SNDA (“Holdco”), SSL Sparti Property Holdings, Inc. (f/k/a Sparti Merger Sub, Inc.), a Maryland corporation and a wholly owned subsidiary of Holdco and an indirect wholly owned subsidiary of SNDA (“SNDA Merger Sub”), CNL Healthcare Properties, Inc., a Maryland corporation (“CHP”), and CHP Merger Corp., a Maryland corporation and a wholly owned subsidiary of CHP (“CHP Merger Sub”) entered into a definitive agreement and plan of merger (the “Merger Agreement”). The Merger Agreement provides that, among other things and subject to the terms and conditions thereof, (i) on the first closing date, (a) CHP will sell to SNDA Merger Sub equity interests in certain CHP subsidiaries (the “Equity Purchase”) in exchange for shares of common stock, $0.01 par value per share, of SNDA (“SNDA Common Stock”), (b) CHP Merger Sub will merge with and into CHP, with CHP continuing as the surviving entity (the “First Merger”), and (c) CHP will adopt a plan of liquidation substantially concurrently with the effective time of the First Merger (the “First Merger Effective Time”), and (ii) on the second closing date, CHP will merge with and into SNDA Merger Sub (the “Second Merger” and, together with the Equity Purchase and the First Merger, the “Transactions”), whereupon the separate existence of CHP will cease, with SNDA Merger Sub continuing as the surviving entity of the Second Merger and an indirect wholly owned subsidiary of SNDA.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On February 26, 2026, the Company held a special meeting of stockholders of the Company (the “SNDA Special Meeting”) to consider and vote upon the following matters: (i) a proposal to approve and adopt an amendment to the Amended and Restated Certificate of Incorporation of the Company, as amended (the “SNDA Charter”), to increase the number of shares of SNDA Common Stock that the Company is authorized to issue from 30,000,000 to 100,000,000 shares (the “Authorized Share Increase Proposal”), (ii) a proposal to approve the issuance of shares of SNDA Common Stock to (a) holders of CHP common stock pursuant to the Merger Agreement and (b) certain affiliates of Conversant Capital, LLC (“Conversant”) and Silk Partners, LP (“Silk”), two of the Company’s largest beneficial owners, in a private placement pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Stock Issuance Proposal”), (iii) a proposal to approve and adopt amendments to the SNDA Charter to provide for (a) procedures regarding the advance notice of stockholder nominations for the election of directors and other business to be brought before any meeting of stockholders to be as set forth in the Second Amended and Restated Bylaws of SNDA, as amended (the “Advance Notice Proposal”), and (b) customary limitations on indemnification and expense advancement for directors and officers (the “Indemnification Proposal”), and (iv) a proposal to adjourn the SNDA Special Meeting to another time or place, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the SNDA Special Meeting to approve the Authorized Share Increase Proposal or the Stock Issuance Proposal (the “SNDA Adjournment Proposal”). Prior to the SNDA Special Meeting, the Company delivered a definitive joint proxy statement/prospectus (the “Joint Proxy Statement/Prospectus”) to its stockholders describing the SNDA Special Meeting, the Authorized Share Increase Proposal, the Stock Issuance Proposal, the Advance Notice Proposal, the Indemnification Proposal, the SNDA Adjournment Proposal, the Transactions, and related information. The Joint Proxy Statement/Prospectus was filed with the U.S. Securities and Exchange Commission (the “SEC”) and declared effective on January 6, 2026.

As disclosed in the Joint Proxy Statement/Prospectus, as of the close of business on December 30, 2025, the record date for the SNDA Special Meeting, there were 18,769,604 outstanding shares of SNDA Common Stock and 41,250 outstanding shares of Series A Preferred Stock, par value $0.01 per share, of SNDA (“SNDA Preferred Stock” and together with SNDA Common Stock, the “SNDA Stock”) entitled to an aggregate number of 1,281,205 votes on the proposals considered at the SNDA Special Meeting. Each holder of SNDA Common Stock was entitled to cast one (1) vote on each matter brought before the SNDA Special Meeting for each share of SNDA Common Stock that such holder owned of record as of the record date. Each holder of SNDA Preferred Stock was entitled to a number of votes equal to the number of shares of SNDA Common Stock to which such shares of SNDA Preferred Stock could be converted as of the record date for the SNDA Special Meeting on all matters to be acted upon at the SNDA Special Meeting, voting together with the holders of SNDA Common Stock as a single class. As further disclosed in the Joint Proxy Statement/Prospectus, on November 4, 2025, certain affiliates of Conversant that hold shares of SNDA Stock representing approximately 52.6% of the votes entitled to be cast by the holders of outstanding shares of capital stock of SNDA entered into a Voting Agreement with CHP, whereby they agreed, among other things, to vote their shares of SNDA Stock in favor of the Authorized Share Increase Proposal, the Stock Issuance Proposal and the SNDA Adjournment Proposal.

A total of 18,227,189 votes, representing approximately 91% of the eligible votes of SNDA Stock entitled to vote at the SNDA Special Meeting, were present in person or by proxy, constituting a quorum to conduct business.

At the SNDA Special Meeting, the Company’s stockholders approved (i) the Authorized Share Increase Proposal, (ii) the Stock Issuance Proposal, (iii) the Advance Notice Proposal, and (iv) the Indemnification Proposal.

The final voting results for the proposals voted on at the SNDA Special Meeting are set forth below. For more information on the Authorized Share Increase Proposal, the Stock Issuance Proposal, the Advance Notice Proposal, and the Indemnification Proposal, see the Joint Proxy Statement/Prospectus filed by SNDA pursuant to Rule 424(b)(3) (Registration No. 333-292187) with the SEC on January 6, 2026.

1.

Authorized Share Increase Proposal - Approval and adoption of an amendment to the SNDA Charter to increase the number of shares of SNDA Common Stock that the Company is authorized to issue from 30,000,000 to 100,000,000 shares.

For	Against	Abstain
18,060,465	162,290	4,434

The number of votes cast in favor of the Authorized Share Increase Proposal by the holders of outstanding shares of SNDA Stock entitled to vote thereon voting together as a single class, and with respect to the SNDA Preferred Stock, on an as-converted basis, exceeded the number of votes cast by such holders against the Authorized Share Increase Proposal (with abstentions having no effect on the Authorized Share Increase Proposal).

2.

Stock Issuance Proposal - Approval of the issuance of shares of SNDA Common Stock to (a) holders of shares of common stock of CHP in connection with the Merger Agreement and (b) to certain investors affiliated with Conversant and Silk pursuant to the investment agreements.

For	Against	Abstain
17,821,993	2,699	3,736

A majority of the votes cast by the holders of outstanding shares of SNDA Stock entitled to vote thereon voting together as a single class, and with respect to the SNDA Preferred Stock, on an as-converted basis, were voted in favor of the Stock Issuance Proposal (with abstentions having no effect on the Stock Issuance Proposal).

3(a).

Advance Notice Proposal - Approval and adoption of an amendment to the SNDA Charter to provide for procedures regarding advance notice of stockholder nominations for the election of directors and other business to be brought before any meeting of stockholders to be as set forth in SNDA’s Bylaws.

For	Against	Abstain
17,796,027	32,386	15

The Advance Notice Proposal received the affirmative vote of at least two-thirds of the voting power of all issued and outstanding voting stock of the Company entitled to vote generally in the election of directors (with abstentions having the same effect as a vote “AGAINST” the Advance Notice Proposal).

3(b).	Indemnification Proposal - Approval and adoption of an amendment to the SNDA Charter to provide for customary limitations on indemnification and expense advancement for directors and officers.

For	Against	Abstain
17,770,707	39,317	18,404

The Indemnification Proposal received the affirmative vote of at least two-thirds of the voting power of all issued and outstanding voting stock of the Company entitled to vote generally in the election of directors (with abstentions having the same effect as a vote “AGAINST” the Indemnification Proposal).

4.

SNDA Adjournment Proposal - Because there were sufficient votes to approve the Authorized Share Increase Proposal and the Stock Issuance Proposal, no proposal to adjourn the SNDA Special Meeting was made.

No other business properly came before the SNDA Special Meeting.

Exhibit No.	Description

104	Cover Page Interactive Date File-formatted as Inline XBRL

*  *  *  *  *  *

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. All statements contained in this release that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements that include the words “expect,” “will,” “intend,” “plan,” “believe,” “project,” “forecast,” “estimate,” “may,” “could,” “should,” “anticipate” and similar statements of a future or forward-looking nature. The forward-looking statements, are subject to certain risks and uncertainties, and actual results, events and financial condition could materially differ from those indicated in the forward-looking statements, including, among others, (1) the termination of or occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or the inability to complete the proposed transaction on the anticipated terms or by the end of the outside date of the Merger Agreement, (2) the inability to complete the proposed transaction due to the failure to satisfy all of the conditions to closing in a timely manner or at all, including the failure to obtain the requisite stockholder approvals or to obtain the equity financing contemplated by the Merger Agreement (the “Equity Financing”), or the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated, (3) costs related to the proposed transaction, including costs with respect to the Equity Financing, (4) the diversion of management’s time and attention from ordinary course business operations to completion of the proposed transaction and integration matters, (5) the risk of litigation action related to the proposed transaction, (6) such other economic or other conditions in the markets CHP or Sonida are engaged in, (7) the risks, uncertainties and factors set forth under “Item. 1A. Risk Factors” in Sonida’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 17, 2025, and as such factors may be updated from time to time in Sonida’s other filings with the SEC, and (8) the risks, uncertainties and factors set forth under “Item. 1A. Risk Factors” in CHP’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the SEC on March 5, 2025, and as such factors may be updated from time to time in CHP’s other filings with the SEC, which filings are accessible on the SEC’s website at www.sec.gov. This list of factors is not intended to be exhaustive. Forward-looking statements only speak as of the date of this communication, and neither CHP nor Sonida assumes any obligation to update any written or oral forward-looking statement made by either Sonida or on its behalf or CHP or on its behalf as a result of new information, future events or other factors, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIDA SENIOR LIVING INC.
Date: February 26, 2026

	By:	/s/ Brandon M. Ribar
	Name:	Brandon M. Ribar
	Title:	Chief Executive Officer and President